                                                                    Exhibit 10.1

                   SECOND AMENDMENT (CAPITAL IMPROVEMENTS) TO
                      AMENDED AND RESTATED LOAN AGRFEMENT
                      -----------------------------------

         THIS SFCOND AMENDM-ENT (CAPITAL @ROVEMFNT) TO @NDEP AND RESTATED LOAN AGREEMENT (this "Serond Amendment"), dated as of the @day of February, 1998, modifies and amends that ce@ AMENI)ED AND RESTATED LOAN AGREF-MZNT dated as of September 26, 1996, as amended by First Amendment (Seaside) dated as of May 30, 1997 (collectively, the "Loan Agreement'), all between

         Credit Lyonnais New York Branch, a branch duly licensed under the laws of the State of New York, of Credit Lyonnais, S-A,, a banking corporation org@zed and existing under the laws of the Republic of France ("CLNY"), Bamett Bank, N.A., a national b@g association, formerly known as Bamett Bank of Lee County, N.A. ("BARNETT") and FINOVA Capital Coxporation, a Delaware corporation formerly kno@ as Greyhound Financial Corporation ("FINOVA") (each of CLNY, 13arnett AND FRNOVA, or their respective successors and assigns, is individually referred to as a "PARTICIPANT", and are collectvely referred to as the "LEADER"; use of such term hereinafter shall include ALL Participants, collectively, and at the same time, each Partioipant individually), CLNY as admi@wative AGENT for Lender (in such capacity, CLNY or any successor to, or assignee of, CLNY, hereinafter referred to as "ADMINISTRATIVE AGENT"), and CLNY as collateral agent for Lender (in such capacity, CLNY or any successor to, or assignee of, CLNY, hereiuafler refined to as "CORATERAL AGENT"; unless the context requires reference as Collateral Agent or Adm@strative Agent, CLNY or such successor or assign shall be hereinafter referred to as "AGENT")

                                       and

         South Seas Resort Limited Partnership, an Ohio limited partnership ("SSRLP"), South Seas Properties Company Limited PazUiership, an Ohio limited partnership ("SSPC") (formerly known as Captiva Resort Cornpany Limited Partnership), Marco SSP Ltd., a Florida limited partnership ("MSSP"), South Seas Resorts Company Limited Partnership, a Florida limited partnership ("SSPC") and Safety Harbor Management Company, Ltd., a Florida limited panriership ("SHMC") (SSPC, SSRLP, MSSP, SSRC and SHMC, collectively, the "BORROWER"; use of such term hereafter shall iiarlude all entities constituting ]3orrower, including all general p ai-tners of p@erships constituting Borrower, collectively, and at the same time, each of the entities, individually),

        Capitalized TEN-NS used in this SECOND Amendment SHALL have the m@ngs SET FORTH in the Loan Agreement, unless otherwise DEFINED herein.

                                    RECITALS
                                    --------

        A. On September 26, 1996, Lender and ]3orrower entered into the transactions described WI e Loans aggregating the in the Loan AGREEMEIIT and the other Loan Documents, 'th resp ct to original principal amount of Eighty Million and No/100 Dollazs ($80,000,000.Qo).

         B. As of May 30, 1997, the parties to the Loan Agreement executed First Amendment (Seaside), amending the Loan Agreement to allow for an Adjusted Eurodollar Interest Rate and cia6@ng certain other provisions of the Loan Agreement.

        C. Lend@ and BoTmwer desire to provide for an amendment of the Loan Documents to allow Borrower to defer repayment of a portion o@ the outstand'na principal balance wider the Term Loan and to allow Borrower to use the deferred funds to make certain capital improvements.

        NOW, THERFFO@, for and -M consideration of the above premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower and Lender, intending to be mutually bound hereby, agree as follows:

                                     TERMS
                                     -----

        I . @ORPORA@ OF RECITALS: The Recitals set forth above are true and correct and are incorporated herein by reference.

        2. @CIPAL BALMRE. OFAHE @ANS: Borrower confirms and acknowledges that, as of January 21, 1998, the principal balance of the Loam is $64, 1 00,000.00, and that such amount is due Lender fi= and clear of all claims, demands, setoffs, defenses or counterclaims. Of such amount outstan(Lng, $38,250,000.00represents the principal balance of the Term Loan. P@uant to the Term Note, payments of principal under the Term Loan are to be made quaxterly beginning March 31, 1997,

        3. N-O DEFAULT UNDER THE-LOADS: Borrower represents and warrants that there is no Default or Event of Default under the Loan Documents nor any event which, with notice or the passage of time, or both, would become AN Event of Default.

        4. AMENDMENT TO LOGN A=EM= REGAR@ PA@ AS--OF PRINRIPAI UND!A TE= LOAN:
Section 2.3(b) of the Loan Agreement is hereby amended to read as follows:

           [2.3 (a) to remain unchanged]

           2.3(b)maggregatepiincipalpaymentof$1,200POO0,00duringthePeriodbegi@ng on the fifth Installment Payment Date, in two equal quarterly payments of $550,000.00 each, on MARCII 31, 1998, and Juue 31, 1998, and two equal quarterly payments of $50,000.OQ each, on

SEPTEMBER 30, 1998, and December 31, 1998 ('Borrower acknowledging that the amount OF principal PAYMENTS which HAVE BEEN DEFERRED by Lender AGGREGATES $1,000,000.00 (THE "DEFERRED PRINCIPAL"), one-half OF which DEFERRAL was made in the t@d payment for calendar y@ 1998 and THE other half IN the FO@ payment for
1998);

with the outstanding principal amount of the Temi Note being due and payable in one payment of $29,225,000.00, together with any accumulated and unpaid interest thereon, on the Matuhty Date.

            [2.3(c), (d) and (e) to remain unchanged)

         5. CONDITIO@TO ARNCNDMENTB T@s Second Amendment shall be effective upon its execution, and Borrower's deferral of THE Deferred Principal under the Term Loan shall not constitute a default, provided that the following conditions are satisfied:

            (a) The Defened Principal shall be fully expended by Borrower during calendar year 1998, and such use must be solely for the purpose of m@ng capital improvements to the Project (including, without limitafion, refurbishment of units) pursuant to the 1998 Capital Expenditure Budget attached hereto as E@bit A, which capital improvements would be recop-iized as such under GAAP;

            (b) Wi@ J5fty (50) days after the end of the applicable fiscal quaner, Bouower shall provide Agent with quarterly reports of capital expenditures as of the last day of each of the calendar quarters of 1998, setting forth the arnount of such Deferred Piincipal expended to date and listing in detail the capital improvements toward which such expenditures were made; and

            (c) Within fifty (50) days after December 31, 1998, Borrower shall provide Agent with a report and certification in form and content satisfactory to Agent detailing all expenditures of Deferred Mncipal, all capital improvements made with the DefeiTed Mncipal, and a timetable of when each expenditure was made, and certifying that all such capital improvements would be recognized as "capital improvements" under GAA.P

            (d) Lender shall have ten (I 0) I3usiness Days to review each such quanerly report and the @ report and certification. In the event Lender objects to Borrower's classification of any improvement for which any portion of the Deferred Principal was expended be'ug classified as a I d capital improvement", Borrower shall promptly (and in all events within ten (10) Business Days after Lender notifies Borrower of such disallowance) prepay principal under the Term Loan to the extent of the amount of the expenditure as to which such objection has been made,

6. @.ES AND E2IPENSES.- Borrower shall pay all of Lender's counsels' fees and costs incurred in connection with the preparation of t@ Second Amendrnent.

            7. N-0 OTL DA I DME : Lender's consent aiid amendment herein shall be applicable only to the matters set fortli in this Second Amendment and Lender shall not be obligated to consent to any other request or traasaction or waive any other provisions of the Loan Documents.

            8. AFFINNIGIORI )F LOAU D : Except as otherwise expressly modified herein, all terms and provisions of the Loan Documents as originally executed are and remain unchanged and in full force and effect, Borrower and Taylor and Ten Broek (by execution of a Joinder to t@s Second Arnendment) agree that execution of this Second Amendment shall be deemed a reaffirmation of the representations, warranties and covenants contained in the Loan Documents and that same are true azd correct as of the date of execution of tb'@s Second Amendnient. Borrower, Taylor and Ten Broek hereby, jointly al3d severally: (i) acknowledge that Lender has performed all of its obligations, if any, wider the Loan Docw-nents; (ii) acknowledge that aone has any claims, defenses or rights of setoff against Lender oT as to the validity or enforceability of the Loan Documents or any of fliem, or- aiiy other documents executed in connection therewith; and (iii) waive, discharge and release forever aay and all existing claims, actions, causes of action, demands, defenses or rights of setoff, whether in contract, tort or otherwise (collectively, the "Claims'), which any or all of them, or any of their pamers, might have against Lender or its officers, directors, shazeholders, agents or employees, or the successors or assigns of @y of the foregoing, Borrower, Taylor and Ten Broek acknowledge and agree that the affinnatioiis, acknowledgments, waivers and discharges contained in this Section are a mat@al inducei-nent for Lender to enter irito this Second Amendrnent.

            9. FLORIDA aw Inv 'DITY; EATI-RE A CENTS IJIT=RETATIQN: This Second Amendment shall be govemed by Florida law. This Second Amendniciit represents the eiitire AgTeement between the parties with respect to the subject matter and supersedes all prior or contemporaneous agreements, Should any part or provision hereof be deemed by a court of competent jurisdiction to be invalid oT unenforceable, stich invalidity or uiienforceability shall not affect the remaining provisions, all of which shall rema-iii in fWl force and effect. This Second Amendment shall not be construed more st6ctly against one paz-ty than the other by virtue of the fact that one paxty or its counsel may have drafted same, all pazties and their counsel having had the opportunity to participate in thQ negotiation and drafting of this Second Amendi-nent. This Second Amendment may be executed in one or more counterparts, eacli of which shall be deemed an original and all of which, together, shall constitute a single -instrument.

            10. WAIVLR-()F RMY TRIAL. BORROWEP,, ITS PARTNERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY MAY HAVE TO A TRIAL BY JTJRY IN RESPECT TO ANY LITIGATION BASED ON OR ARLSING OUT OF, UNDER OR rN CONN'F-CTION WrrH, THIS SECOND AMENDMENT OR ANY COURSE OF CONDUCT, COLYRSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN), OR ACTIONS OF ANY PKRTY HERETO. THIS WAIVER OF TRIAL BY @Y PROVISION IS A MATERIAL INDUCENIENT FOR LENDER TO ENTER @O TMS SECOND AMENDMENT.

            IN WITNEss WHF-RF-OF, the parties hereto have executed @s Second Amendment as of the date written above.

                         BORROWER:

                         SOUTH SEAS RESOPT LMTED PARTNERSHIP,
                         an OHIO limited p@ership

                         By:  SAN-CAP Resort, L.C., a Florida limited
                              liability company, its General Partner

                         By: /s/ Robert M. Taylor
                             -----------------------------------------
                             Robert M. Taylor, Manager


                         SOUTH SEAS PROPERTIES COMPANY LIMITED
                         PARTNERSHIP, an Ohio limited partnership

                         By: /s/ Robert M. Taylor
                             -----------------------------------------
                             Robert M. Taylor, Manager

                         MARCO SSP, LTD,, a Florida limited partnership

                         By: Marco SSP, Inc., its General Partner

                         RAL Partner

                         By: /s/ Robert M. Taylor
                             -----------------------------------------
                             Robert M. Taylor, Chairman

                         SOUTH SEAS RESORTS COMPANY LIMITED
                         PARTNERSHIP, a Florida limited partnership

                         By:  S.S. Resort Management, L.C., a Florida
                              limited liability company, its General Partner

                         By: /s/ Robert M. Taylor
                             -----------------------------------------
                             Robert M. Taylor, Manager

                         SAFETY HARBOR MANAGEMENT COMPANY,
                         LTD., a Florida limited partnership

                         By:  S.S. Resort Management, L.C., a Florida
                              limited liability company, its General Partner

                         By: /s/ Robert M. Taylor
                             -----------------------------------------
                             Robert M. Taylor, Manager

                         COLLATERAL AGENT, ADMINISTRATIVE
                         AGENT AND PARTICIPANT:


                         COLLATERAL AGENT, ADMINISTATIVE
                         AGENT AND PARTICIPANT:

                         CREDIT LYONNAIS NEW YORK BRANCH, a
                         branch, duly licensed under the laws of the state of New York, of Credit Lyonnais, S.A., a banking corporation organized and existing under the laws of the Republic of France.

                         By: /s/ Andrea Griffis
                           -------------------------------
                         Name: Andrea Griffis
                              ----------------------------
                         Title: Vice President
                               ---------------------------

OTHER PARTICIPANT:

BARNETT BANK, N.A. a national baking
association

By: Charles S. Flint
   ------------------------
Name: Charles S. Flint
     ----------------------
Title: Senior Vice President
      ----------------------

FINOVA CAPITAL CORPORATION, A Delaware
corporation

By: /s/ Susan Babbit
   ------------------------
Name: Susan Babbit
     ----------------------
Title: Vice President
      ----------------------

                                   EXHIBIT A
                        1998 CAPITAL EXPENDITURE BUDGET


                                   (Attached)

        @F, CAPITAL:

Soulh SEAS P12NIATION
SOuth STAS-HE,41TH C)ub
Sundial
Sundial-Pool Ranoyation
E)unes GOLF & Tennis CLUB
Ouner.@lion
Sanibel inri

B@ Vveltern-S:knibel

SONG Df Saa

MARCO Radisson

S2F@ Hartur

SE2SIDE Inn

                                    Subtotal

SOLA@ SEAS and C2PLIYA Prop

VAC2TJON Planning CENTER

Co@ratems

Sat4h SEAE-TELOPHONE Syriam

SaniW Inn-Prop Renov2tiorL(Roof Unfunded Sc)ng of THE Sea-Refurbishment 8-t WL%IEM Refurbishm*rTi BAEIE Capitai REERVEAJI Prc)peMl,, (t, BE ALLOCATED)

TOTAL BASE CAPF-X

13ASE!  CAPF-X As % of TOTAL REVENLJES

  PROJECT CAPITAL:

  .5outh Se2s Plonlition Kings Crown Ca@vcr South End CamRvgr Omer Refurb P(gg Fibcr Op@ic Point OF SALE SYNIEM Sanibel Inn Room Retiovation PQrking Lot Marco Radisson Rooms 2nd Othef Renav-ation Elevillor Add0ion Safety Mar'Qor

Room Renovation
Land Purchase
Option Payments

F'ink Shell Lease Investment

MIS-SPdnggr Miller'96 Carryover
vpr-yiaid NV SYSICM

Co@Kulive SY-310M

MIS-Financial Sy-,tom

C;D@r'keling D21a Base $ymem Shirleys Property Aquisdion
Proj@ MGn2gement-Supervision PD@ CapitBi C;ll

CO(p Arquisition Dtpos4S-BoY4@ch/Pink Sh,li Corp Ac;quisdion Depo%@-Buck Key c4orp Acquis4lon De@da-TradeMnds Corp Acquisition DePosds and Due
Oiligence

TOTAL PROJECT CAPEX
PROJECT CAPEX @ % OF TC)TAL R@NUE3

TOTAL, CAPIEX FOR

EXISTING PKOPERTIEs

TOTAL.  CAPF-X AS % gf TOTAL R@VENUIEU

Re-foreca!n 012197 1997

$1.820

168

122
56

428

66

                                  Prelim Budget
                                      gi@7

                                     ) ?,)II

MD 3so 125 334 60 90 30 70 is 780 325 is

                                       is

             IU2                     47

             294                    225
             im

             200
             200
             1.000

           4,2                    3.Bls

           3.56%                  3.02%




             $0
            112

          2,150

             30                 '.(Xo
            136

            208
             46

            682                 1,490
          1,380

            826
            227

          1,085                 1,065
                                 z,ow

            241

            230                    20
             24
            475                    50
                                   85
                                  425
                                   90

            190

             lm
            500
            262
            500

         $6,784

          5.67%               7,0-3'6

        $11,042               ;iz.591

          9.23%                10.05%

JOINDLR TO SECQL4j) AMF-NDMENI

'nie UIIDERSIPED hereby join in THE Secoad AMIENDRNEIIT TO wech tEs Joinder is attached for THE pur-pose of affirmiiig the provisions thereof


-----------------------------           ---------------------------------
                                        ALLEN 0. TEN BROEK

-----------------------------

-----------------------------           ---------------------------------
                                        ROBER M TAYLOR
-----------------------------

                    FIRST AMENDMENT (CAPITAL IMPROVEMENTS) TO
                     -CONSOL, EN12ED AND RF,,STATE XNRM NQIE
                     ---------------------------------------

            THIS FIRST AMENDMENT (CAPITAL MPROVEM.ENT), TO CONSOLDDATEP, AM-ENDED AND RESTATED TERM NOTE (this "First Amendment"), dated as of the a@ day of February, 1998, niodifies and arnends that ce@ consolidated, Amended and Restated Term Note as follows-.

            I . Section 3a (Payi-nent of Pi-incipal) is hereby amended to read as follows:

            3a. PAVMENT OF PRINCIPAL, The Principal amount of this Note shall be payable to Agent for the account of Lender ia quarterly ixistaliments beginning on March 31, 1997 (the "First INSTALLMENT PAYMENT DATE"), as follows:

                (a) an aggregate Principal payment of $1,750,000.00 during the Period beginning on the ]First Installment Payment Date, in four equal quarterly payments of $437,500.00 each, each payment (an "INSTALLMENT PAYMENT") being made on the last Business Day of such quartei- (such date, an "INSTALLMENT PAYMENT DATE");

                (b) an aggregate Principal payment of $1,200,000,00 during the PeTiod I beginning on the fifth Installment Payn-ient Date, 'n two equal quarterly payments of $550,000.00 each and two equal quazterly payments of $50,000,00 each;

                (c) an aggregate Principal payment of $2,700,000-00 duhng the Period beginning ON the ninth Installment Payment Date, in fouz equal quarterly payments of $675,QOO.00 each;

                (d) an aggregate Principal payi-nent of $3,250,000.00 during the Pefiod beginning on the thirteenth InstaHment Payment Date, in four equal quarterly payments of $812,500.00 each; and

                (e) an aggregate Principal payment of'$I,875,000.00 during the Pen'od beginning on the Seventeenth Installment Payment Date, in two equal quarterly payments of $937,500.00 each,

with the outstanding Principal balance of the Term Note being due and payable in one payment of $29,225,000.00, together with any accumulated and unpaid interest thereon, on the Maturity Date.

IN WITNESS WHEREOF, the Borrower has executed tills First Amendment as of the date written above,


                         BORROWER:

                         SOUTH SEAS RESOPT LMTED PARTNERSHIP,
                         an OHIO limited p@ership

                         By:  SAN-CAP Resort, L.C., a Florida limited
                              liability company, its General Partner

                         By: /s/ Robert M. Taylor
                             -----------------------------------------
                             Robert M. Taylor, Manager


                         SOUTH SEAS PROPERTIES COMPANY LIMITED
                         PARTNERSHIP, an Ohio limited partnership

                         By: /s/ Robert M. Taylor
                             -----------------------------------------
                             Robert M. Taylor, Manager

                         MARCO SSP, LTD,, a Florida limited partnership

                         By: Marco SSP, Inc., its General Partner

                         RAL Partner

                         By: /s/ Robert M. Taylor
                             -----------------------------------------
                             Robert M. Taylor, Chairman

                         SOUTH SEAS RESORTS COMPANY LIMITED
                         PARTNERSHIP, a Florida limited partnership

                         By:  S.S. Resort Management, L.C., a Florida
                              limited liability company, its General Partner

                         By: /s/ Robert M. Taylor
                             -----------------------------------------
                             Robert M. Taylor, Manager

                         SAFETY HARBOR MANAGEMENT COMPANY,
                         LTD., a Florida limited partnership

                         By:  S.S. Resort Management, L.C., a Florida
                              limited liability company, its General Partner

                         By: /s/ Robert M. Taylor
                             -----------------------------------------
                             Robert M. Taylor, Manager